Supplement dated June 4, 2013
to the Statement of Additional Information (SAI), as supplemented, of each of the following funds:
Fund	SAI Dated
Columbia Funds Series Trust II Columbia Absolute Return Emerging Markets Macro Fund Columbia Emerging Markets Bond Fund Columbia Global Opportunities Fund	6/1/2013
Effective June 30, 2013, the following paragraph is added to the Investment Management Services section in the SAI for the above mentioned funds:
The Investment Manager has entered into a personnel-sharing arrangement with its affiliate, Threadneedle Investments (Threadneedle). Threadneedle, like the Investment Manager, is a wholly-owned subsidiary of Ameriprise Financial. Pursuant to this arrangement, certain employees of Threadneedle may serve as “associated persons” of the Investment Manager and, in this capacity, subject to the oversight and supervision of the Investment Manager and consistent with the investment objectives, policies and limitations set forth in the Fund’s prospectus and SAI, may provide research and related services, and discretionary investment management services (including acting as portfolio managers) to the Fund on behalf of the Investment Manager. This arrangement is based on no-action letters of the staff of the Securities and Exchange Commission (SEC) that permits SEC-registered investment advisers to rely on and use the resources of advisory affiliates or “participating affiliates”, subject to the supervision of that SEC-registered investment adviser. Threadneedle is a “participating affiliate” of the Investment Manager and is itself an SEC-registered investment adviser, and the Threadneedle employees are “affiliated persons” of the Investment Manager.
The rest of the section remains the same.
Effective June 30, 2013, the information in Table 17. Portfolio Managers for Columbia Absolute Return Emerging Markets Macro Fund and Columbia Emerging Markets Bond Fund has been superseded and replaced with the following:
Portfolio Managers. For funds other than money market funds, the following table provides information about the fund’s portfolio managers as of the end of the most recent fiscal period, unless otherwise noted. The table is organized by fiscal year end. You can find your fund’s fiscal year end in Table 1.
Table 17. Portfolio Managers
		Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and Type of Account(a)	Approximate Total Net Assets	Performance Based Accounts(b)	Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
For funds with fiscal period ending May 31
Absolute Return Emerging Markets Macro	Columbia Management:
	Jim Carlene	2 RICs 8 other accounts	$839.37 million $14.89 million	None	None	(2)	(13)
	Threadneedle:
	Henry Stipp(c)	3 PIVs 3 other accounts	$504.4 million $662.5 million	3 PIVs ($504.4 M); 1 other account ($57.2 M)	None (d)	(10)	(24)
	John Peta	2 PIVs 2 other accounts	$171.4 million $250.9 million	1 PIV ($5.1 M); 1 other account ($57.2 M)
For funds with fiscal period ending October 31
Emerging Markets Bond	Columbia Management:
	Jim Carlene	2 RICs 8 other accounts	$523.33 million $14.89 million	None	$100,001- $500,000(e)	(2)	(13)
	Threadneedle:
	Henry Stipp(c)	3 PIVs 3 other accounts	$504.4 million $662.5 million	3 PIVs ($504.4 M); 1 other account ($57.2 M)	None (d)	(10)	(24)

(a)	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
(b)	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(c)	The portfolio manager began managing the fund after its last fiscal year end; reporting information is provided as of April 30, 2013.
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(d)	The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.
(e)	Additionally, the portfolio manager holds investments in notional shares of the fund in the range of $10,001-$50,000.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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